UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 10, 2023

Benchmark 2023-V2 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001970781)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number 0001840727)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Bank of Montreal

(Central Index Key number: 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key number: 0001549574)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-03	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 25, 2023 (the “Closing Date”), Benchmark 2023-V2 Mortgage Trust (the “Issuing Entity”) issued the Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V2, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2023 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated May 25, 2023 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-262701-03 (the “May 25, 2023 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the 1201 Third Avenue Whole Loan was required to be serviced and administered pursuant to the BANK5 2023-5YR1 PSA, which is the servicing agreement for the BANK5 2023-5YR1 securitization trust (into which a Companion Loan with respect to the 1201 Third Avenue Whole Loan was deposited). The BANK5 2023-5YR1 PSA was filed as Exhibit 4.4 to the May 25, 2023 Form 8-K.

On August 10, 2023, the controlling Pari Passu Companion Loan with respect to the 1201 Third Avenue Whole Loan was contributed to the commercial mortgage securitization transaction involving the issuance of the BANK 2023-BNK46 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK46 (the “BANK 2023-BNK46 Certificates”). Upon the issuance of the BANK 2023-BNK46 Certificates, the servicing and administration of the 1201 Third Avenue Whole Loan are required to be transferred from the BANK5 2023-5YR1 PSA to the pooling and servicing agreement governing the issuance of the BANK 2023-BNK46 Certificates, dated as of August 1, 2023 (the “BANK 2023-BNK46 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “BANK 2023-BNK46 Depositor”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The BANK 2023-BNK46 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BANK 2023-BNK46 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BANK 2023-BNK46 Pooling and Servicing Agreement applicable to the servicing of the 1201 Third Avenue Mortgage Loan is substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on May 25, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-262701-03, but will differ in certain respects as described below and, treating the BANK 2023-BNK46 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the 1201 Third Avenue Whole Loan becoming a specially serviced loan under the BANK 2023-BNK46 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the 1201 Third Avenue Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25000% and the per annum rate that would result in a special servicing fee for the related month of $5,000.

•	In connection with a workout of the 1201 Third Avenue Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected 1201 Third Avenue Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate for the related Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of the 1201 Third Avenue Whole Loan or related REO Property, subject to a minimum liquidation fee of $25,000 in the aggregate for the related Whole Loan

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	BANK 2023-BNK46 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2023	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

BMARK 2023-V2 – Form 8-K